UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2016 (June 27, 2016)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Stock Purchase Agreement

As previously disclosed in Dynegy Inc.’s (“Dynegy”) Current Report on Form 8-K filed on June 15, 2016 (the “Initial 8-K”), Dynegy, certain affiliated investment funds of Energy Capital Partners III, LLC (the “ECP Funds”), Atlas Power, LLC, a Delaware limited liability company (“Atlas Power”), and Terawatt Holdings, LP, an affiliate of the ECP Funds, entered into an Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016 (the “A&R Interim Sponsors Agreement”). Pursuant to the A&R Interim Sponsors Agreement, on June 27, 2016, a wholly owned subsidiary of Dynegy acquired from the ECP Funds all of the limited liability company interests in Atlas Power that it did not already own (the “ECP Buyout”), and Atlas Power became an indirect wholly owned subsidiary of Dynegy.

In connection with the ECP Buyout, Atlas Power Finance, LLC, a Delaware limited liability company that is a wholly owned subsidiary of Atlas Power (“Purchaser”), GDF SUEZ Energy North America, Inc., a Delaware corporation (“Target”), and International Power, S.A., a “societe anonyme” under the laws of Belgium (“Seller”), entered into an Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016 (the “A&R Delta Stock Purchase Agreement”). The A&R Delta Stock Purchase Agreement amends and restates in its entirety the Stock Purchase Agreement, dated as of February 24, 2016 (the “Original Delta Stock Purchase Agreement”), by and among Purchaser, Target and Seller. The Original Delta Stock Purchase Agreement was previously disclosed in Dynegy’s Current Report on Form 8-K filed on March 1, 2016.

The terms of the A&R Delta Stock Purchase Agreement reflect the ECP Buyout but otherwise are substantially similar to the terms of the Original Delta Stock Purchase Agreement. Pursuant to the A&R Delta Stock Purchase Agreement, Purchaser will purchase from Seller all of the issued and outstanding shares of common stock of Target for a base purchase price of $3.3 billion in cash, subject to certain adjustments (the “Delta Transaction”).

The foregoing description of the A&R Delta Stock Purchase Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the A&R Delta Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

Amended and Restated Equity Commitment Letter

In connection with the A&R Delta Stock Purchase Agreement, Dynegy has entered into an amended and restated equity commitment letter with Purchaser and Target (the “A&R Dynegy Equity Commitment Letter”), pursuant to which Dynegy has agreed to provide $1.585 billion of equity financing in the aggregate to Purchaser for purposes of funding Purchaser’s obligation to purchase the outstanding common stock of Target, subject to the terms and conditions of the A&R Dynegy Equity Commitment Letter. The A&R Dynegy Equity Commitment Letter amends and restates in its entirety the equity commitment letter, dated as of February 24, 2016, by and among Dynegy, Atlas Power and Purchaser, which was previously disclosed in Dynegy’s Current Report on Form 8-K filed on March 1, 2016.

The foregoing description of the A&R Dynegy Equity Commitment Letter and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the A&R Dynegy Equity Commitment Letter, a copy of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Amended and Restated Dynegy Guarantee

In connection with the A&R Delta Stock Purchase Agreement, Dynegy entered into an amended and restated limited guarantee in favor of Target (the “A&R Dynegy Guarantee”), pursuant to which Dynegy has agreed to guarantee 100% of Purchaser’s obligation to pay the reverse termination fee of $132 million if such fee becomes payable under the terms and conditions of the A&R Delta Stock Purchase Agreement. The A&R Dynegy Guarantee amends and restates in its entirety the limited guarantee, dated as of February 24, 2016, entered into by Dynegy in favor of Target, which was previously disclosed in Dynegy’s Current Report on Form 8-K filed on March 1, 2016.

The foregoing description of the A&R Dynegy Guarantee and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the A&R Dynegy Guarantee, a copy of which is attached as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Amended and Restated Interim Sponsors Agreement

The description of the A&R Interim Sponsors Agreement contained in the Initial 8-K is incorporated herein by reference. The version of the A&R Interim Sponsors Agreement filed as Exhibit 10.1 to the Initial 8-K inadvertently omitted the following from the end of Section 2.19.2(1) thereof: “, provided, that in no event shall DYN pay the Purchase Price prior to the occurrence of the Second Buyout Condition”. The corrected version of the A&R Interim Sponsors Agreement is attached hereto as Exhibit 10.3. The description of the A&R Interim Sponsors Agreement is subject to and qualified in its entirety by reference to the full text of the A&R Interim Sponsors Agreement, the terms of which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the ECP Buyout and the A&R Delta Stock Purchase Agreement, on June 27, 2016, Dynegy, Seller, Target and the ECP Funds agreed to terminate the obligations of the ECP Funds under (i) the equity commitment letter, dated as of February 24, 2016, among the ECP Funds, Atlas Power and Purchaser, which was disclosed in Dynegy’s Current Report on Form 8-K filed on March 1, 2016, and (ii) the limited guarantee, dated February 24, 2016, by one of the ECP Funds in favor of Target.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A.*

10.1	Amended and Restated Equity Commitment Letter, dated as of June 27, 2016, by and among Dynegy Inc., Atlas Power Finance, LLC and GDF SUEZ Energy North America, Inc.
10.2	Amended and Restated Limited Guarantee, dated as of June 27, 2016, by Dynegy Inc. for the benefit of GDF SUEZ Energy North America, Inc.
10.3

Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016, by and between Atlas Power, LLC, Dynegy Inc., Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP, Energy Capital Partners III-D, LP, and Terawatt Holdings, LP

*

Schedules (and similar attachments) to the A&R Delta Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dynegy will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: June 28, 2016	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A.*
10.1	Amended and Restated Equity Commitment Letter, dated as of June 27, 2016, by and among Dynegy Inc., Atlas Power Finance, LLC and GDF SUEZ Energy North America, Inc.
10.2	Amended and Restated Limited Guarantee, dated as of June 27, 2016, by Dynegy Inc. for the benefit of GDF SUEZ Energy North America, Inc.
10.3

Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016, by and between Atlas Power, LLC, Dynegy Inc., Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP, Energy Capital Partners III-D, LP, and Terawatt Holdings, LP

*

Schedules (and similar attachments) to the A&R Delta Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dynegy will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.